UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2017

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 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Vonage Holdings Corp. (the "Company") held its 2017 Annual Meeting of Stockholders on June 8, 2017. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 204,324,088 shares of common stock of a total of 221,841,441 shares entitled to vote at the meeting.
The results of the vote taken at the Annual Meeting were as follows:
Proposal No. 1 - Election of Class II Directors
The Company elected Carolyn Katz, John J. Roberts, and Carl Sparks as Class II directors for a term to expire at the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the elections were as follows:

		Votes		Broker
Class II Director Nominees	Votes For	Against	Abstentions	Non-Votes

Carolyn Katz	167,595,040	3,622,963	6,884,410	26,221,675
John J. Roberts	166,402,204	4,811,248	6,888,961	26,221,675
Carl Sparks	168,458,137	2,752,325	6,891,951	26,221,675
The terms of the following directors, who were not up for re-election at the Annual Meeting, will continue: Jeffrey A. Citron, Naveen Chopra, Stephen Fisher, Hamid Akhavan, Gary Steele, and Alan Masarek.

Proposal No. 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Ratification of the Appointment of Independent Registered Public Accounting Firm	203,889,475	304,103	130,510	0

Proposal No. 3 -Advisory Vote to Approve Executive Compensation

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Advisory Vote to Approve Executive Compensation	158,815,020	18,719,460	567,933	26,221,675

Proposal No. 4 - Advisory Vote to Determine the Frequency of Votes to Approve Executive Compensation

					Broker
	1-Year	2-Year	3-Year	Abstentions	Non-Votes
Advisory Vote to Determine the Frequency of Votes to Approve Executive Compensation	157,246,783	125,738	20,145,926	583,966	26,221,675

In light of the above voting results, the Company will include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives.
Proposal No. 5 - Ratification of the Extension of our Tax Benefits Preservation Plan

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Ratification of the Extension of our Tax Benefits Preservation Plan	156,551,914	21,369,062	181,437	26,221,6750

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: June 9, 2017	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer

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